                                                          EXHIBIT 10.21


                                                               PURCHASE ORDER
                                                               No. 600422R2
[XYBERNAUT LOGO]                                                Page 1 of 2


VENDOR:                                     CONTACT:         Bart Berardo

Greenway Engineering                        Phone:           408-975-9202
95 Phelan Ave., Unit 2
San Jose, CA. 95112                         Fax:             408-975-9773


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    Purchase Order No.                 Order Date                 Terms                  Ship Date                  Ship Via
-------------------------------------------------------------------------------------------------------------------------------
        600422R2                        10/14/96               See Note 2                  ASAP                       Fedex
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                 Item Description                        Qty           Unit Price      Delivery Date                Total Price
-------------------------------------------------------------------------------------------------------------------------------
XYBERNAUT DESIGNED HEAD MOUNTED DISPLAYS
(HMD'S)

Phase I - Project Management & Engineering - AOC         Lot            22,600               NA                      $22,600.00
~ 10/14/96, Approve Tool~11/30/96 & Complete~
1/15/97.

Phase II - First Article Development, Documentation,     Lot           117,500               NA                     $117,500.00
Test Procedures & Plastic Tooling - Order Tool~10/
21/96, 1st Article 12/1/96

Phase III - Manufacture, Burn-in, Test and Deliver       100            221.57             3/31/97                   $22,157.00
Assembled HMD'S, including ABS Plastic Parts and
Packaging

Phase III - Manufacture, Burn-in, Test and Deliver       250            221.57             4/15/97                   $55,392.50
Assembled HMD'S, including ABS Plastic Parts and
Packaging


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                                                                                        Sales Amount                $217,649.50

                                                                                -----------------------------------------------
                                                                                        Sales Tax

                                                                                -----------------------------------------------
                                                                                        Freight

                                                                                -----------------------------------------------
                                                                                        Total                       $217,649.50

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


Xybernaut Corporation                                          Tel 703-631-6925
12701 Fair Lakes Circle                                        Fax 703-631-6734
Suite 550                                              http://www.xybernaut.com
Fairfax, Virginia 22033

                                                              PURCHASE ORDER
                                                              No. 600422R2
                                                                Page 2 of 2

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           Purchase Order No                 Order Date                 Terms              Ship Date                Ship Via
------------------------------------------------------------------------------------------------------------------------------
               600422R2                       10/14/96               See Note 2              ASAP                     Fedex
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

Notes:

1. Prices shown reflect only plastic components, all other parts will be purchased by Greenway and paid directly by Xybernaut.

2. Terms for Phase I = 30% at Award of Contract (AOC), 30% upon approval of plastic tooling & 40% upon delivery of initial 80 Units. Phase II = 20% at AOC + 15 Days, 40% when plastic tooling is ordered & 40% upon approval of First Article. Phase III = 20% at AOC + 30 days, 40% upon receipt of initial deliveries & 40% within 30 days of final delivery.

3. Any travel expenses will be paid by Xybernaut when prior approval is obtained.

4. Expenses for courier services, blueprints, and other project related costs will be billed to Xybernaut. No handling fees will apply to these costs.

5. Cancellation of Contract by Xybernaut will result in payment for work in process, with all partial assembly or components returned to Xybernaut.

6. Additional Work requested or rework due to Xybernaut request will be accomplished at the rate of $40.00/hour.

7. Cancellation of Contract by Greenway will result in all funds being returned to Xybernaut for work not accomplished and all components and partial assemblies delivered to Xybernaut within 30 days.

8. Postponement of work caused by Xybernaut will not release Xybernaut from making payments to Greenway based on the schedule that would have been met, had Xybernaut performed. Postponement of deliveries due to non-performance by Greenway will result in the payment for services being delayed accordingly.

GREENWAY WILL MANUFACTURE THE HMD'S EXCLUSIVELY FOR XYBERNAUT. XYBERNAUT WILL RETAIN ALL DESIGN RIGHTS AND TOOLING. ALL MEETINGS AND PHONE CALLS WILL BE SUBJECT TO THE CONFIDENTIALITY AGREEMENT SIGNED PREVIOUSLY.

--------------------------------------------------------------------------------
Requestor:  J. W. (Wes) Williams [SIG]    Authorization: Edward G. Newman [SIG]
--------------------------------------------------------------------------------
Accepted By:                              Date Accepted:
                                                              2/26/97
--------------------------------------------------------------------------------

                                                               PURCHASE ORDER
                                                                  No. 602504
[XYBERNAUT LOGO]

VENDOR:                                       CONTACT:    Bart Berardo

Greenway Engineering                          Phone:      408-975-9202
95 Phelan Ave., Unit 2
San Jose, CA. 95112                           Fax:        408-975-9773

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  Purchase Order No.                Order Date                 Terms               Ship Date                Ship Via
-------------------------------------------------------------------------------------------------------------------------------
        602504                        2/20/97                 Net 30                                          Fedex
-------------------------------------------------------------------------------------------------------------------------------
                 Item Description                     Qty         Unit Price         Delivery Date         Total Price
-------------------------------------------------------------------------------------------------------------------------------
PERIOD COVERED: JANUARY 1, 1997 - MAY 31,1997

NON RECURRING ENGINEERING COSTS TO COMPLETE
THE DEVELOPMENT OF THE HMD:

FCC Class A and subsequently Class B compliance                                   Class A 3/8/97           NTE $20,000.00
for the complete MAII system. (586, HMD and Battery)                              Class B 4/8/97

UL/LC Testing                                                                                              NTE $10,000.00

Development and Design on the HMD                                                                          NTE $25,750.00

Tooling (FCC modifications and miscellaneous)                                                              NTE $25,000.00

Travel                                                                                                     NTE $12,000.00

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Notes:                                                                                                     NTE $92,750.00
NTE = Not to Exceed
Payment terms are Net 30 from the date of invoice.
                                                                                -----------------------------------------------

Billing rates are as follows:                                                   Sales Tax
$40.00/hr. Benchwork
$50.00/hr. Management/General
$75.00/hr. Development and Design                                               Freight
All travel expenses are subject to prior approval by Xybernaut.
GREENWAY WILL MANUFACTURE THE HMD'S EXCLUSIVELY FOR XYBERNAUT. XYBERNAUT
WILL RETAIN ALL DESIGN RIGHTS AND TOOLING. ALL MEETINGS AND PHONE CALLS ARE     Total                      NTE $92,750.00
SUBJECT TO THE CONFIDENTIALITY AGREEMENT SIGNED PREVIOUSLY.

-------------------------------------------------------------------------------------------------------------------------------
Requestor                                         Date Requested:            Approval:                  Date Approved:

             [SIG]                                       2-26-97                 [SIG]                      2/26/97
-------------------------------------------------------------------------------------------------------------------------------

Xybernaut Corporation                                          Tel 703-631-6925
12701 Fair Lakes Circle                                        Fax 703-631-6734
Suite 550                                              http://www.xybernaut.com
Fairfax, Virginia 22033